Property and Equipment (Tables) - MARIADB CORPORATION AB [Member]	12 Months Ended
Sep. 30, 2022
Schedule of Property, Plant and Equipment
Property and equipment, net consists of the following:

	As of September 30,
	2022	2021
	(in thousands)
Office equipment	$1,084	$834
Furniture and fixtures	415	416
Leasehold improvements and other	524	608

	2,023	1,858
Less: accumulated depreciation	(1,315)	(932)

Property and equipment, net	$708	$926

Schedule of Depreciation Expense
Depreciation expense in the accompanying consolidated statements of operations and comprehensive loss consisted of the following:

	Year Ended September 30,
	2022	2021
	(in thousands)
Cost of revenue	$14	$8
Research and development expenses	96	90
Sales and marketing expenses	54	52
General and administrative expenses	196	197

Total depreciation expense	$360	$347